Significant transactions and events	9 Months Ended
Sep. 30, 2022
Significant transactions and events
Significant transactions and events

18. Significant transactions and events

Business Combination and Goodwill – Frame Acquisition

Effective July 1, 2022 (‘closing date’), CureVac N.V. acquired all shares of Frame Pharmaceuticals B.V., Amsterdam, Netherlands (‘Frame Pharmaceuticals’). Frame Pharmaceuticals focuses on the development of a proprietary platform enabling the identification of structural changes within the cancer genome and has strong competencies in antigen discovery as well as validation for personalized cancer vaccines. CureVac’s management and supervisory board expect that the acquisition will contribute several key elements for the required end-to-end building blocks for CureVac’s broader oncology strategy.

Frame Pharmaceuticals contributed no revenues and a loss of EUR 0.6 million to the consolidated result for the current reporting period. Assuming an initial consolidation of Frame Pharmaceuticals on January 1, 2022, the Group's revenue would be unchanged and the loss would have been EUR 3.0 million higher, respectively, than reported (estimate based on the purchase price allocation). In determining these amounts, management has assumed that the fair value adjustments made at the acquisition date would also have applied on January 1, 2022.

In the purchase price agreement (‘SPA’) dated June 8, 2022, a total consideration of up to EUR 32.0 million, subject to certain adjustments for vested and non-vested employee options of the acquiree plus an amount of EUR 1.56 million for the assumption of an outstanding obligation resulting from advisory services was agreed. The consideration consisted of minor cash payments and the transfer of shares in CureVac N.V. (‘CureVac Shares’). The number of CureVac Shares to be issued as part of the different consideration payments were agreed in the SPA and based on the 60-trading day volume weighted average price until June 3, 2022, based on a Signing Share Price (‘Signing Share Price’) at EUR 16.44.

The total consideration is split into three payments, two of which are contingent upon the achievement of defined milestones (contingent consideration). At the closing date, CureVac had to pay 50 % of the total consideration, i. e. EUR 16.0 million plus the consideration for the outstanding obligation of EUR 1.56 million as follows:

●	Issuance and transfer of 810,242 shares (worth EUR 11,040k) to former Frame shareholders. The respective share price of one CureVac Share was EUR 13.63 (‘Closing Share Price’).
●	Issuance and transfer of further 48,254 shares (worth EUR 657k, valued at the Closing Share Price) as consideration for discharging the contractual obligations for the outstanding advisory agreements of EUR 1,560k (adjusted by the strike price of EUR 767k for the existing share-based payment).
●	Payment of EUR 585k in cash, consisting of EUR 335k being the consideration for the settlement of the vested employee options, and an additional EUR 250k.

Payment of the remaining 50% of the total consideration is contingent upon the achievement of two milestones. A further 194,647 shares (representing 10% of EUR 32.0 million divided by the Signing Share Price, i. e. EUR 1,831k) are issuable upon the achievement of the successful investigational new drug application filing and a further 778,589 shares (representing 40% of EUR 32.0 million divided by the Signing Share Price, i. e. EUR 5,367k) are issuable upon successful proof of mechanism in humans. The fair value of these contingent payments was determined by considering the likelihood of the events occurring and totaled, based on the Closing Share Price, to a total fair value of EUR 7,198k.

Consequently, the total consideration transferred for the business combination was determined to be EUR 19,481k, consisting of:

●	Issuance and transfer of 858,496 CureVac shares with a fair value of EUR 11,697k,
●	Payment of EUR 585k in cash, and
●	Contingent consideration, classified as equity, with a fair value of EUR 7,198k. The contingent consideration will be settled by the issuance of a maximum of further 973,236 CureVac shares.

In addition, 89,655 restricted stock units (RSUs) were issued to certain employees to replace existing share-based payment awards of the target. This element will be accounted for as a separate transaction from the business combination and accounted for as an equity-settled share-based transaction according to IFRS 2. The total fair value of the grant was determined to be EUR 1,218k and will be expensed in the functional cost category to which the award recipient’s costs are classified (general and administrative expenses and research and development expenses) over the individual vesting periods for the 3 tranches, which run through June 30, 2023, June 30, 2024, and June 30, 2025.

Transactions costs in relation to the business combination amounting to total EUR 500k were expensed and recognized within general and administrative expenses.

The purchase price allocation for the assets acquired and liabilities assumed has not been completed as of the date of issuance of these interim financial statements. This is especially due to ongoing identification and measurement of Intangible Assets acquired. The provisional amounts at the acquisition date were determined as follows:

in EUR thousands	Provisional amounts at acquisition date
Non-current assets	6,592
Property, plant and equipment	206
Right-of-use assets	170
Intangible assets (Technology)	6,216
Current assets	966
Trade and other receivables	658
Cash and cash equivalents	308
Total assets	7,558
Non-current liabilities	134
Lease liabilities	114
Deferred tax liabilities (net of deferred tax assets)	20
Current liabilities	406
Lease liabilities	55
Accounts Payables	346
Other current liabilities	5
Total liabilities	540
Net assets acquired	7,018

The acquired receivables are expected to be collected in full.

The (provisional) fair value of the technology of EUR 6,216k was determined by applying the replacement cost approach. The replacement cost was derived from historical costs incurred from 2019 to June 2022.

As per July 1, 2022, a net deferred tax liability of EUR 20k has been recognized for the excess of deferred tax liabilities of EUR 1,550k on taxable temporary differences over deferred tax assets of EUR 1,530k arising mainly from tax loss carry forwards (of approximately EUR 5,800k).

If, within one year of the acquisition date, new information becomes known about facts and circumstances that existed at the acquisition date and that would have resulted in adjustments to the amounts above, the allocation of the purchase price shall be adjusted.

Goodwill was provisionally recognized as a result of the acquisition as follows:

in EURk
Consideration transferred	19,481
Net Assets acquired	(7,018)
Preliminary Goodwill	12,463

The preliminary goodwill is mainly attributable to the synergies and an assembled workforce as well as the strategic benefits to the Group. The preliminary goodwill is not deductible for tax purposes.

Analyses of cash flows on acquisition:	EURk
Payment of consideration in cash and cash equivalents	(585)